UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
July 31, 2010

American Century Investments®

Legacy Large Cap Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Index Total Returns	4

Legacy Large Cap

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	27

Other Information

Proxy Voting Results	28
Management	29
Board Approval of Management Agreements	33
Additional Information	39
Index Definitions	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended July 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Stocks Gained as Economy Improved

The U.S. stock market advanced for the 12-month period ended July 31, 2010, amid signs of a stabilizing economy and improving corporate earnings. Following four consecutive quarters of declining output, gross domestic product (GDP) levels reversed course during the reporting period. Driven by improving conditions in manufacturing, housing, and consumer spending, the economy delivered positive growth in the third and fourth quarters of 2009, as well as the first two quarters of 2010.

Corporate earnings reports also provided cause for optimism. As many companies enacted stringent cost-cutting measures, profit margins improved and earnings levels consistently exceeded analysts’ expectations. In this environment, stocks gained ground for much of the reporting period.

Late Decline Trimmed Gains

During May and June, concerns grew that the sovereign debt problems in Europe might have a ripple effect on the U.S. and other parts of the world. Data released in June raised worries about the sustainability of economic recovery in the U.S. New home sales fell 33% in June to a record low level. The duration of unemployment climbed to 34.4 weeks, the longest wait on record for U.S. workers to find jobs, as the unemployment rate neared a 26-year high. Reacting to the fears, markets retraced earlier gains amid high levels of volatility. In July, though, investor sentiment improved. Although second quarter GDP figures released in July revealed a growth rate of only 2.4%, healthy corporate earnings levels appeared to buoy investors’ moods. Markets rallied in response to favorable earnings reports, with the Dow Jones Industrial Average registering its largest monthly gain in a year.

Despite the market’s stumble in May and June, broad market indices returned approximately 15% for the 12-month reporting period. Mid-cap stocks outperformed small- and large-capitalization issues (see the table below). Value shares outpaced their growth-oriented counterparts across all market capitalizations.

Market Index Total Returns
For the 12 months ended July 31, 2010
U.S. Stocks
Russell 1000 Index (Large-Cap)	14.51%
Russell Midcap Index	23.21%
Russell 2000 Index (Small-Cap)	18.43%
Foreign Stocks
MSCI EAFE (Europe, Australasia, Far East) Index	6.26%
MSCI EM (Emerging Markets) Index	19.92%

4

Performance

Legacy Large Cap

Total Returns as of July 31, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACGOX	7.13%	-1.35%	5/31/06
S&P 500 Index	—	13.84%	-1.28%	—
Russell 1000 Growth Index	—	13.65%	0.59%	—
Institutional Class	ACGHX	7.45%	-1.15%	5/31/06
Advisor Class	ACGDX	7.01%	-1.58%	5/31/06
R Class	ACGEX	6.64%	-1.84%	5/31/06

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Legacy Large Cap

*From 5/31/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	Advisor Class	R Class
1.10%	0.90%	1.35%	1.60%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Legacy Large Cap

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Large Cap returned 7.13%* for the 12 months ended July 31, 2010, underperforming the 13.84% return of the portfolio’s benchmark, the S&P 500 Index and the 13.65% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 4, U.S. stock indices generally gained during the reporting period amid signs of improving economic conditions and investor sentiment. In an environment of changing and volatile market conditions, Legacy Large Cap’s management team remained focused on the fundamental business prospects of its portfolio investments.

Although Legacy Large Cap delivered positive returns for the reporting period, its performance lagged that of its benchmark. The majority of the relative underperformance was attributable to stock decisions in the industrials, information technology, and consumer discretionary sectors. Holdings in the consumer staples and materials sectors partially offset those relative losses.

Industrials, Information Technology Led Underperformance, But Some Holdings Helped

The industrials and information technology sectors were the largest sources of relative underperformance for Legacy Large Cap, although the portfolio derived positive absolute results from both sectors. In the industrials sector, an allocation to the construction and engineering industry reflected a focus on Fluor Corp. Although the company is a likely beneficiary of infrastructure build-out initiatives under the Obama administration, its stock price has been hindered by uncertainty about the timing and magnitude of demand for its services.

Within the information technology sector, holdings in the communications equipment industry group detracted from relative performance. Research in Motion, which is not a benchmark constituent, experienced a decline in its share price amid concerns that the maker of the Blackberry handheld device might not be able to maintain momentum in the face of a fragile economic environment and increased competition. Software company Microsoft also weighed on portfolio performance. The company experienced gains for the reporting period, but declined while it was held in the portfolio.

A number of holdings in the information technology sector significantly benefited absolute and relative performance. Within the sector, the portfolio held an overweight stake in personal computer maker Apple, Inc. The company announced higher-than-expected earnings due to solid sales growth in its iPhone and iPad devices during the period.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Legacy Large Cap

Elsewhere in the information technology sector, IT consulting and services company Cognizant Technology Solutions Corp. also contributed meaningfully to absolute and relative returns. The company, whose largest segment is financial services, delivered strong earnings levels and raised guidance for future earnings as demand increased. A significant overweight position in virtualization software maker VMware also contributed to absolute and relative performance. The company announced earnings that exceeded analysts’ expectations, amid escalating demand.

Consumer Discretionary Hindered Returns, But Select Positions Contributed

In the consumer discretionary sector, Legacy Large Cap’s stock choices in the specialty retail industry collectively detracted from relative performance, although some holdings in the group contributed. Detractors included big box electronics chain Best Buy, which delivered earnings that fell below analysts’ expectations. A substantial overweight stake in TJX Cos., an off-price retailer, however, benefited absolute and relative returns.

Within the multiline retail industry group, the portfolio held a detrimental stake in Kohl’s Corp. The company’s share price slid as concerns about consumer spending grew during the period.

Consumer Staples, Materials Contributed

Within the consumer staples sector, stock selection in the beverages group helped absolute and relative returns. The portfolio’s strongest individual contributor to relative gains was Brazil-based Cia de Bebidas das Americas (Ambev), the world’s fourth largest beverage company. The company, which distributes Pepsi in Latin America, saw solid revenue growth as it benefited from growing Latin American economies. A position in non-benchmark holding Reynolds American also contributed meaningfully to relative returns. As sales increased, the company reported first quarter 2010 earnings that exceeded analysts’ forecasts, and raised guidance for future earnings.

The materials sector was also a source of relative outperformance. Economically sensitive metals and mining companies, including India-based Sterlite Industries Ltd. and Freeport-McMoRan Copper & Gold, Inc. benefited from continued reports of global economic improvement and positive earnings releases.

Outlook

We remain cautiously optimistic in our market outlook. Despite volatile conditions, markets have performed positively in the past year. Nonetheless, we continue to look for more meaningful improvements in economic conditions. Regardless of conditions, Legacy Large Cap employs financial acceleration and price momentum screens to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large-cap investment opportunities across the growth and value spectrums.

8

Legacy Large Cap

Top Ten Holdings
% of net assets
as of 7/31/10
Apple, Inc.	5.1%
Cognizant Technology Solutions Corp., Class A	3.4%
International Business Machines Corp.	2.9%
Texas Instruments, Inc.	2.7%
VMware, Inc., Class A	2.7%
Reynolds American, Inc.	2.7%
Enterprise Products Partners LP	2.6%
United Technologies Corp.	2.5%
Capital One Financial Corp.	2.4%
Broadcom Corp., Class A	2.4%

Top Five Industries
% of net assets
as of 7/31/10
Semiconductors & Semiconductor Equipment	7.3%
Tobacco	7.1%
Health Care Providers & Services	6.6%
Food Products	6.4%
IT Services	6.3%

Types of Investments in Portfolio
% of net assets
as of 7/31/10
Domestic Common Stocks	87.8%
Foreign Common Stocks(1)	10.1%
Total Common Stocks	97.9%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	—(2)
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	2/1/10	7/31/10	2/1/10 – 7/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,012.60	$5.54	1.11%
Institutional Class	$1,000	$1,013.80	$4.54	0.91%
Advisor Class	$1,000	$1,012.70	$6.79	1.36%
R Class	$1,000	$1,010.40	$8.03	1.61%
Hypothetical
Investor Class	$1,000	$1,019.29	$5.56	1.11%
Institutional Class	$1,000	$1,020.28	$4.56	0.91%
Advisor Class	$1,000	$1,018.05	$6.80	1.36%
R Class	$1,000	$1,016.81	$8.05	1.61%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Legacy Large Cap

JULY 31, 2010
	Shares	Value		Shares	Value
Common Stocks — 97.9%			INDUSTRIAL CONGLOMERATES — 4.5%
AEROSPACE & DEFENSE — 2.5%			3M Co.	1,971	$ 168,599
United Technologies Corp.	2,462	$ 175,048	Tyco International Ltd.	3,889	148,871
BEVERAGES — 2.1%					317,470
PepsiCo, Inc.	2,290	148,644	INSURANCE — 1.3%
CHEMICALS — 4.7%			Travelers Cos., Inc. (The)	1,788	90,205
E.I. du Pont de Nemours & Co.	4,137	168,252	IT SERVICES — 6.3%
PPG Industries, Inc.	2,317	160,962	Cognizant Technology Solutions
			Corp., Class A(1)	4,360	237,882
		329,214	International Business
COMMERCIAL BANKS — 2.1%			Machines Corp.	1,621	208,136
Fifth Third Bancorp.	11,406	144,970			446,018
COMPUTERS & PERIPHERALS — 5.1%			MACHINERY — 2.3%
Apple, Inc.(1)	1,411	362,980	Dover Corp.	3,391	162,666
CONSUMER FINANCE — 4.1%			MEDIA — 4.5%
American Express Co.	2,717	121,287	Viacom, Inc., Class B	4,924	162,689
Capital One Financial Corp.	4,051	171,479	Walt Disney Co. (The)	4,609	155,277
		292,766			317,966
DIVERSIFIED TELECOMMUNICATION			OIL, GAS & CONSUMABLE FUELS — 2.6%
SERVICES — 6.0%			Enterprise Products Partners LP	4,772	180,334
China Unicom			PHARMACEUTICALS — 4.0%
(Hong Kong) Ltd. ADR	10,132	138,201
Chunghwa Telecom			AstraZeneca plc ADR	2,633	132,808
Co Ltd. ADR(1)	6,753	142,826	Eli Lilly & Co.	4,228	150,517
Qwest Communications					283,325
International, Inc.	24,855	140,679	ROAD & RAIL — 2.2%
		421,706	Union Pacific Corp.	2,051	153,148
ELECTRIC UTILITIES — 1.4%			SEMICONDUCTORS & SEMICONDUCTOR
Southern Co.	2,795	98,747	EQUIPMENT — 7.3%
ELECTRONIC EQUIPMENT,			Broadcom Corp., Class A	4,698	169,269
INSTRUMENTS & COMPONENTS — 1.4%			Intel Corp.	7,263	149,618
Corning, Inc.	5,582	101,146	Texas Instruments, Inc.	7,837	193,495
FOOD PRODUCTS — 6.4%					512,382
Hershey Co. (The)	3,494	164,218	SOFTWARE — 4.9%
Sara Lee Corp.	9,746	144,143	Intuit, Inc.(1)	4,002	159,079
Unilever plc ADR	5,098	145,956	VMware, Inc., Class A(1)	2,437	188,941
		454,317			348,020
HEALTH CARE PROVIDERS & SERVICES — 6.6%			SPECIALTY RETAIL — 4.1%
Cardinal Health, Inc.	4,764	153,734	AutoZone, Inc.(1)	713	150,849
McKesson Corp.	2,518	158,181	TJX Cos., Inc. (The)	3,332	138,345
UnitedHealth Group, Inc.	5,145	156,665			289,194
		468,580	TOBACCO — 7.1%
HOTELS, RESTAURANTS & LEISURE — 2.1%			Altria Group, Inc.	6,714	148,782
McDonald’s Corp.	2,089	145,666	Lorillard, Inc.	2,122	161,781
HOUSEHOLD PRODUCTS — 2.3%			Reynolds American, Inc.	3,252	188,031
Kimberly-Clark Corp.	2,553	163,699			498,594
			TOTAL COMMON STOCKS
			(Cost $6,066,739)		6,906,805

12

Legacy Large Cap
	Principal		Geographic Diversification
	Amount/		(as a % of net assets)
	Shares	Value	United States	87.8%
Temporary Cash Investments — 2.1%			United Kingdom	4.0%
FHLB Discount Notes, 0.06%,			Switzerland	2.1%
8/2/10(2)	$ 100,000	$ 100,000	Taiwan (Republic of China)	2.0%
JPMorgan U.S. Treasury			People’s Republic of China	2.0%
Plus Money Market Fund
Agency Shares	47,702	47,702	Cash and Equivalents*	2.1%
TOTAL TEMPORARY			*Includes temporary cash investments and other assets and liabilities.
CASH INVESTMENTS
(Cost $147,702)		147,702	Notes to Schedule of Investments
TOTAL INVESTMENT			ADR = American Depositary Receipt
SECURITIES — 100.0%			FHLB = Federal Home Loan Bank
(Cost $6,214,441)		7,054,507	(1) Non-income producing.
OTHER ASSETS AND LIABILITIES(3)		1,400
			(2) The rate indicated is the yield to maturity at purchase.
TOTAL NET ASSETS — 100.0%		$7,055,907	(3) Category is less than 0.05% of total net assets.

			See Notes to Financial Statements.

13

Statement of Assets and Liabilities

JULY 31, 2010
Assets
Investment securities, at value (cost of $6,214,441)	$7,054,507
Receivable for capital shares sold	1,067
Dividends and interest receivable	7,038
7,062,612

Liabilities
Accrued management fees	6,459
Distribution and service fees payable	246
6,705

Net Assets	$7,055,907

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,005,972
Undistributed net investment income	64,463
Accumulated net realized loss on investment transactions	(4,854,594)
Net unrealized appreciation on investments	840,066
$ 7,055,907

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,901,018	669,545	$8.81
Institutional Class, $0.01 Par Value	$400,640	45,313	$8.84
Advisor Class, $0.01 Par Value	$323,359	36,843	$8.78
R Class, $0.01 Par Value	$430,890	49,303	$8.74

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JULY 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $443)	$ 168,840
Interest	271
169,111

Expenses:
Management fees	93,419
Distribution and service fees:
Advisor Class	762
R Class	2,594
Directors’ fees and expenses	335
Other expenses	360
97,470

Net investment income (loss)	71,641

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,118,669
Change in net unrealized appreciation (depreciation) on investments	(476,093)

Net realized and unrealized gain (loss)	642,576

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 714,217

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2010 AND JULY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 71,641	$ 79,098
Net realized gain (loss)	1,118,669	(5,623,945)
Change in net unrealized appreciation (depreciation)	(476,093)	830,639
Net increase (decrease) in net assets resulting from operations	714,217	(4,714,208)

Distributions to Shareholders
From net investment income:
Investor Class	(70,574)	—
Institutional Class	(4,710)	—
Advisor Class	(1,987)	—
R Class	(1,880)	—
Decrease in net assets from distributions	(79,151)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,921,474)	(2,595,719)

Net increase (decrease) in net assets	(2,286,408)	(7,309,927)

Net Assets
Beginning of period	9,342,315	16,652,242
End of period	$ 7,055,907	$ 9,342,315

Undistributed net investment income	$64,463	$79,098

See Notes to Financial Statements.

16

Notes to Financial Statements

JULY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Legacy Large Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in stocks of large-sized market capitalization companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Large Cap ranges from 0.80% to 1.10% for the Investor Class, Advisor Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended July 31, 2010 was 1.10% for the Investor Class, Advisor Class and R Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2010, are detailed in the Statement of Operations.

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Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 11% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2010, were $13,565,924 and $16,403,742, respectively.

4. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2010		Year ended July 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	117,375	$ 1,047,090	359,783	$ 3,049,427
Issued in reinvestment of distributions	7,267	66,276	—	—
Redeemed	(384,933)	(3,431,672)	(592,705)	(5,038,469)
	(260,291)	(2,318,306)	(232,922)	(1,989,042)
Institutional Class
Sold	1,638	14,965	2,519	20,430
Issued in reinvestment of distributions	515	4,710	—	—
Redeemed	(40,887)	(377,955)	—	—
	(38,734)	(358,280)	2,519	20,430
Advisor Class
Sold	17,496	152,915	29,453	264,301
Issued in reinvestment of distributions	218	1,987	—	—
Redeemed	(14,584)	(127,009)	(108,364)	(891,032)
	3,130	27,893	(78,911)	(626,731)
R Class
Sold	6	50	350	2,503
Issued in reinvestment of distributions	207	1,880	—	—
Redeemed	(30,024)	(274,711)	(350)	(2,879)
	(29,811)	(272,781)	—	(376)
Net increase (decrease)	(325,706)	$(2,921,474)	(309,314)	$(2,595,719)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of July 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$6,198,143	—	—
Foreign Common Stocks	708,662	—	—
Temporary Cash Investments	47,702	$100,000	—
Total Value of Investment Securities	$6,954,507	$100,000	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended July 31, 2010, the fund did not utilize the program.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$79,151	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,208,989
Gross tax appreciation of investments	$903,211
Gross tax depreciation of investments	(57,693)
Net tax appreciation (depreciation) of investments	$845,518
Undistributed ordinary income	$64,463
Accumulated capital losses	$(4,860,046)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(3,451,519) and $(1,408,527) expire in 2017 and 2018, respectively.

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9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreement (with the exception of different effective and termination dates) and did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2010.

For corporate taxpayers, the fund hereby designates $79,151, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights

Legacy Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.30	$11.60	$11.90	$10.15	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.07	0.01	0.08	0.01
Net Realized and Unrealized Gain (Loss)	0.51	(3.37)	0.41	1.73	0.14
Total From Investment Operations	0.59	(3.30)	0.42	1.81	0.15
Distributions
From Net Investment Income	(0.08)	—	(0.03)	(0.06)	—
From Net Realized Gains	—	—	(0.61)	—	—
From Tax Return of Capital	—	—	(0.08)	—	—
Total Distributions	(0.08)	—	(0.72)	(0.06)	—
Net Asset Value, End of Period	$8.81	$8.30	$11.60	$11.90	$10.15

Total Return(3)	7.13%	(28.45)%	3.07%	17.83%	1.50%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.11%	1.10%	1.11%	1.10%	1.10%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.86%	0.83%	0.10%	0.72%	0.66%(4)
Portfolio Turnover Rate	163%	283%	175%	246%	39%
Net Assets, End of Period (in thousands)	$5,901	$7,714	$13,487	$5,887	$2,180
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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Legacy Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.32	$11.61	$11.92	$10.15	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.08	0.04	0.10	0.01
Net Realized and Unrealized Gain (Loss)	0.53	(3.37)	0.40	1.74	0.14
Total From Investment Operations	0.62	(3.29)	0.44	1.84	0.15
Distributions
From Net Investment Income	(0.10)	—	(0.04)	(0.07)	—
From Net Realized Gains	—	—	(0.61)	—	—
From Tax Return of Capital	—	—	(0.10)	—	—
Total Distributions	(0.10)	—	(0.75)	(0.07)	—
Net Asset Value, End of Period	$8.84	$8.32	$11.61	$11.92	$10.15

Total Return(3)	7.45%	(28.34)%	3.19%	18.16%	1.50%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.91%	0.90%	0.91%	0.90%	0.90%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.06%	1.03%	0.30%	0.92%	0.86%(4)
Portfolio Turnover Rate	163%	283%	175%	246%	39%
Net Assets, End of Period (in thousands)	$401	$699	$947	$899	$761
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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Legacy Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.26	$11.58	$11.88	$10.14	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.04	(0.02)	0.05	0.01
Net Realized and Unrealized Gain (Loss)	0.53	(3.36)	0.41	1.73	0.13
Total From Investment Operations	0.58	(3.32)	0.39	1.78	0.14
Distributions
From Net Investment Income	(0.06)	—	(0.02)	(0.04)	—
From Net Realized Gains	—	—	(0.61)	—	—
From Tax Return of Capital	—	—	(0.06)	—	—
Total Distributions	(0.06)	—	(0.69)	(0.04)	—
Net Asset Value, End of Period	$8.78	$8.26	$11.58	$11.88	$10.14

Total Return(3)	7.01%	(28.67)%	2.81%	17.59%	1.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.36%	1.35%	1.36%	1.35%	1.35%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.61%	0.58%	(0.15)%	0.47%	0.41%(4)
Portfolio Turnover Rate	163%	283%	175%	246%	39%
Net Assets, End of Period (in thousands)	$323	$278	$1,304	$895	$761
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

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Legacy Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.23	$11.56	$11.87	$10.14	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.03	(0.05)	0.02	—(3)
Net Realized and Unrealized Gain (Loss)	0.52	(3.36)	0.40	1.73	0.14
Total From Investment Operations	0.55	(3.33)	0.35	1.75	0.14
Distributions
From Net Investment Income	(0.04)	—	(0.02)	(0.02)	—(3)
From Net Realized Gains	—	—	(0.61)	—	—
From Tax Return of Capital	—	—	(0.03)	—	—
Total Distributions	(0.04)	—	(0.66)	(0.02)	—(3)
Net Asset Value, End of Period	$8.74	$8.23	$11.56	$11.87	$10.14

Total Return(4)	6.64%	(28.81)%	2.47%	17.33%	1.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.61%	1.60%	1.61%	1.60%	1.60%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.36%	0.33%	(0.40)%	0.22%	0.16%(5)
Portfolio Turnover Rate	163%	283%	175%	246%	39%
Net Assets, End of Period (in thousands)	$431	$651	$915	$903	$760
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Growth Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Large Cap Fund, one of the funds constituting American Century Growth Funds, Inc. (the “Corporation”), as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Large Cap Fund of American Century Growth Funds, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
September 17, 2010

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Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Growth Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Growth Funds, Inc.):

John R. Whitten	For:	34,780,129
	Withhold:	790,090
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, Advisor, and R Classes	For:	5,367,072
	Against:	119,240
	Abstain:	252,667
	Broker Non-Vote:	490,698

Institutional Class	For:	414,588
	Against:	0
	Abstain:	0
	Broker Non-Vote:	15,555

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Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

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Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and Director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment
Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet
Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

30

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

31

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007); Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005). Also serves as: Chief Executive Officer and
Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and
other ACC subsidiaries
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

33

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

34

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

35

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

36

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Growth Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1009
CL-ANN-69349

Annual Report
July 31, 2010

American Century Investments®

Legacy Multi Cap Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Index Total Returns	4

Legacy Multi Cap

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	27

Other Information

Proxy Voting Results	28
Management	29
Board Approval of Management Agreements	33
Additional Information	39
Index Definitions	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended July 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Stocks Gained as Economy Improved

The U.S. stock market advanced for the 12-month period ended July 31, 2010, amid signs of a stabilizing economy and improving corporate earnings. Following four consecutive quarters of declining output, gross domestic product (GDP) levels reversed course during the reporting period. Driven by improving conditions in manufacturing, housing, and consumer spending, the economy delivered positive growth in the third and fourth quarters of 2009, as well as the first two quarters of 2010.

Corporate earnings reports also provided cause for optimism. As many companies enacted stringent cost-cutting measures, profit margins improved and earnings levels consistently exceeded analysts’ expectations. In this environment, stocks gained ground for much of the reporting period.

Late Decline Trimmed Gains

During May and June, concerns grew that the sovereign debt problems in Europe might have a ripple effect on the U.S. and other parts of the world. Data released in June raised worries about the sustainability of economic recovery in the U.S. New home sales fell 33% in June to a record low level. The duration of unemployment climbed to 34.4 weeks, the longest wait on record for U.S. workers to find jobs, as the unemployment rate neared a 26-year high. Reacting to the fears, markets retraced earlier gains amid high levels of volatility. In July, though, investor sentiment improved. Although second quarter GDP figures released in July revealed a growth rate of only 2.4%, healthy corporate earnings levels appeared to buoy investors’ moods. Markets rallied in response to favorable earnings reports, with the Dow Jones Industrial Average registering its largest monthly gain in a year.

Despite the market’s stumble in May and June, broad market indices returned approximately 15% for the 12-month reporting period. Mid-cap stocks outperformed small- and large-capitalization issues (see the table below). Value shares outpaced their growth-oriented counterparts across all market capitalizations.

Market Index Total Returns
For the 12 months ended July 31, 2010
U.S. Stocks
Russell 1000 Index (Large-Cap)	14.51%
Russell Midcap Index	23.21%
Russell 2000 Index (Small-Cap)	18.43%
Foreign Stocks
MSCI EAFE (Europe, Australasia, Far East) Index	6.26%
MSCI EM (Emerging Markets) Index	19.92%

4

Performance

Legacy Multi Cap

Total Returns as of July 31, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACMNX	13.75%	-2.47%	5/31/06
Russell 3000 Index	—	14.82%	-1.11%	—
Russell 3000 Growth Index	—	13.88%	0.50%	—
Institutional Class	ACMHX	14.04%	-2.27%	5/31/06
Advisor Class	ACMFX	13.57%	-2.72%	5/31/06
R Class	ACMEX	13.25%	-3.00%	5/31/06

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Legacy Multi Cap

*From 5/31/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	Advisor Class	R Class
1.15%	0.95%	1.40%	1.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Legacy Multi Cap

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Multi Cap returned 13.75%* for the 12 months ended July 31, 2010, lagging its benchmark, the Russell 3000 Index, which returned 14.82%.

As discussed in the Market Perspective on page 4, U.S. stock indices generally gained during the reporting period amid signs of improving economic conditions and investor sentiment. In an environment of changing and volatile market conditions, Legacy Multi Cap’s management team remained focused on the fundamental business prospects of its portfolio investments.

Although Legacy Multi Cap delivered solid positive results for the reporting period, its performance trailed that of its benchmark. Holdings in the industrials, consumer discretionary, and energy sectors accounted for the majority of Legacy Multi Cap’s underperformance relative to its benchmark. Effective stock selection in the materials, information technology, and health care sectors partially offset those relative losses.

Industrials, Consumer Discretionary Detracted from Relative Gains

The industrials sector was a key source of underperformance relative to the benchmark, although Legacy Multi Cap derived positive absolute results from the sector. Within the aerospace and defense industry group, detrimental overweight positions included defense contractor Northrop Grumman Corp., which lost ground while it was held in the portfolio despite gaining for the entire reporting period, as well as Cubic Corp. The producer of electronics used in defense systems and for collecting fares on mass transit delivered lower than expected revenues amid rising costs. Within the commercial services and supplies group, energy management company EnerNOC detracted from relative performance. The company’s share price declined while held in the portfolio as the company experienced a decline in revenues.

In the consumer discretionary sector, the portfolio held a position in Lithia Motors, which is not a member of the benchmark. The retailer of new and used vehicles, replacement parts, and repair service had performed well in the recessionary environment, as car owners sought to extend the lives of their automobiles or to purchase used vehicles. During the reporting period, though the company’s share price slid 40%.

Select holdings in the textiles, apparel, and luxury goods industry hurt performance. Children’s clothing maker Carter’s, Inc., which had held up well in the weak economic environment due to its defensive nature, saw its share price decline as investors sought riskier investment choices.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Legacy Multi Cap

Energy Lagged

Holdings in the energy sector also weighed on relative performance. Two non-benchmark positions in the energy equipment and services industry—Geokinetics, Inc. and Cal Dive International, Inc.—detracted meaningfully from returns. Geokinetics, which provides seismic data to the oil and natural gas industry, and Cal Dive, which provides services to offshore oil and natural gas companies, both suffered from declining demand.

Materials Holdings Helped

Although the materials sector struggled early in the reporting period due to uneven economic conditions, the sector delivered positive results as expectations of economic recovery began to emerge and was a significant contributor to Legacy Multi Cap’s gains relative to the benchmark. Economically sensitive companies, including metals and mining company Walter Energy, benefited from continued reports of global economic improvement and positive earnings reports. Specialty chemical company Lubrizol added significantly to returns as the company delivered earnings in excess of analysts’ forecasts and raised guidance for future earnings amid higher demand, an improved price and product mix, and lower costs.

Information Technology, Health Care Contributed

The information technology sector was a key source of absolute and relative gains. Overweight stake iGate Corp. was the largest contributor to relative performance as the company delivered triple-digit returns. The information technology outsourcing company’s second quarter 2010 profit doubled as its revenue rose and it gained additional clients. A position in Power-One also proved advantageous as the company experienced rising demand for its renewable energy products.

Elsewhere in the technology sector, a substantial overweight stake in Sanmina-SCI Corp. proved beneficial. The electronics contract manufacturer swung to a profit during the reporting period amid rising sales.

Health care company Hi-Tech Pharmacal Co., Inc. contributed significantly to absolute and relative returns. The generic drug provider stood to benefit from health care legislation. Also in the health care sector, a handful of health care providers helped absolute and relative returns.

Outlook

We remain cautiously optimistic in our market outlook. Despite volatile conditions, markets performed positively during the reporting period. However, we continue to look for more meaningful improvements in economic conditions. Regardless of economic and market conditions, Legacy Multi Cap employs financial acceleration and price momentum characteristics to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit investment opportunities across the growth and value spectrum.

8

Legacy Multi Cap

Top Ten Holdings
% of net assets
as of 7/31/10
iGate Corp.	5.0%
AmerisourceBergen Corp.	3.4%
Lubrizol Corp.	2.5%
Progressive Corp. (The)	2.5%
TRW Automotive Holdings Corp.	2.3%
Enterprise GP Holdings LP	2.2%
Deckers Outdoor Corp.	1.8%
Aruba Networks, Inc.	1.6%
Joy Global, Inc.	1.6%
Power-One, Inc.	1.5%

Top Five Industries
% of net assets
as of 7/31/10
Oil, Gas & Consumable Fuels	8.1%
Health Care Providers & Services	7.6%
Insurance	7.5%
Chemicals	7.0%
Semiconductors & Semiconductor Equipment	6.3%

Types of Investments in Portfolio
% of net assets
as of 7/31/10
Domestic Common Stocks	88.6%
Foreign Common Stocks*	7.5%
Total Common Stocks	96.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	3.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	2/1/10	7/31/10	2/1/10 – 7/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,065.90	$5.94	1.16%
Institutional Class	$1,000	$1,068.00	$4.92	0.96%
Advisor Class	$1,000	$1,065.00	$7.22	1.41%
R Class	$1,000	$1,063.00	$8.49	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
Institutional Class	$1,000	$1,020.03	$4.81	0.96%
Advisor Class	$1,000	$1,017.80	$7.05	1.41%
R Class	$1,000	$1,016.56	$8.30	1.66%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Legacy Multi Cap

JULY 31, 2010
Shares		Value		Shares	Value
Common Stocks — 96.1%			Ruddick Corp.	2,207	$ 78,238
			Whole Foods Market, Inc.(1)	1,392	52,854
AIR FREIGHT & LOGISTICS — 1.1%
C.H. Robinson Worldwide, Inc.	1,334	$ 86,977			486,943
AUTO COMPONENTS — 2.3%			FOOD PRODUCTS — 3.2%
TRW Automotive Holdings Corp.(1)	5,123	179,766	Flowers Foods, Inc.	3,012	72,981
CHEMICALS — 7.0%			Hormel Foods Corp.	1,795	77,041
Albemarle Corp.	1,853	80,828	Mead Johnson Nutrition Co.	1,896	100,754
BASF SE ADR	1,829	106,996			250,776
Lubrizol Corp.	2,116	197,825	GAS UTILITIES — 0.9%
Omnova Solutions, Inc.(1)	9,610	74,958	Energen Corp.	1,565	69,549
Quaker Chemical Corp.	2,429	85,647	HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
			Cyberonics, Inc.(1)	3,275	78,011
		546,254
			DexCom, Inc.(1)	6,534	72,919
COMMERCIAL BANKS — 0.8%
KeyCorp	7,514	63,568			150,930
COMMERCIAL SERVICES & SUPPLIES — 1.7%			HEALTH CARE PROVIDERS & SERVICES — 7.6%
Deluxe Corp.	2,555	52,582	AmerisourceBergen Corp.	8,740	261,938
Ennis, Inc.	4,624	78,238	Humana, Inc.(1)	1,720	80,874
		130,820	McKesson Corp.	1,597	100,324
COMMUNICATIONS EQUIPMENT — 3.5%			MWI Veterinary Supply, Inc.(1)	952	50,132
Aruba Networks, Inc.(1)	7,476	126,942	Universal American Corp.(1)	5,794	96,992
Loral Space &					590,260
Communications, Inc.(1)	1,746	83,529	HOTELS, RESTAURANTS & LEISURE — 1.0%
Plantronics, Inc.	1,980	59,341	Panera Bread Co., Class A(1)	974	76,177
		269,812	HOUSEHOLD DURABLES — 0.7%
COMPUTERS & PERIPHERALS — 1.3%			Whirlpool Corp.	638	53,145
Isilon Systems, Inc.(1)	5,900	103,486	HOUSEHOLD PRODUCTS — 0.7%
CONSUMER FINANCE — 0.8%			Church & Dwight Co., Inc.	790	52,353
Cash America International, Inc.	1,932	64,722	INSURANCE — 7.5%
ELECTRONIC EQUIPMENT,			Allied World Assurance Co.
INSTRUMENTS & COMPONENTS — 3.4%			Holdings Ltd.	1,587	79,064
Anixter International, Inc.(1)	1,136	54,892	American International
			Group, Inc.(1)	2,600	100,022
Hitachi Ltd. ADR(1)	2,105	88,052
			Arch Capital Group Ltd.(1)	981	76,773
Power-One, Inc.(1)	9,542	118,607
		261,551	Meadowbrook Insurance
			Group, Inc.	8,738	80,040
ENERGY EQUIPMENT & SERVICES — 1.1%			Progressive Corp. (The)	9,828	193,022
FMC Technologies, Inc.(1)	1,300	82,264
			Torchmark Corp.	1,014	53,813
FOOD & STAPLES RETAILING — 6.3%					582,734
Andersons, Inc. (The)	2,377	81,698	INTERNET & CATALOG RETAIL — 1.1%
BJ’s Wholesale Club, Inc.(1)	1,103	50,242
			priceline.com, Inc.(1)	376	84,374
Cia Brasileira de Distribuicao			INTERNET SOFTWARE & SERVICES — 1.0%
Grupo Pao de Acucar
Preference Shares ADR	1,253	81,520	OpenTable, Inc.(1)	1,798	80,371
Kroger Co. (The)	3,677	77,879	IT SERVICES — 5.0%
PriceSmart, Inc.	2,304	64,512	iGate Corp.	21,742	385,920

12

Legacy Multi Cap

Shares		Value		Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.7%			SOFTWARE — 1.2%
Waters Corp.(1)	825	$ 52,932	Intuit, Inc.(1)	2,396	$ 95,241
MACHINERY — 3.7%			SPECIALTY RETAIL — 4.8%
ArvinMeritor, Inc.(1)	5,000	82,050	Aeropostale, Inc.(1)	2,464	70,052
Dover Corp.	1,622	77,808	AutoZone, Inc.(1)	536	113,401
Joy Global, Inc.	2,125	126,161	Ross Stores, Inc.	1,112	58,558
		286,019	TJX Cos., Inc. (The)	1,147	47,623
METALS & MINING — 1.3%			Tractor Supply Co.	1,206	83,829
Mesabi Trust	4,163	101,244			373,463
OIL, GAS & CONSUMABLE FUELS — 8.1%			TEXTILES, APPAREL & LUXURY GOODS — 2.8%
BP Prudhoe Bay Royalty Trust	1,242	118,400	Deckers Outdoor Corp.(1)	2,814	143,205
Enterprise GP Holdings LP	3,368	170,825	Skechers U.S.A., Inc., Class A(1)	2,034	75,441
Forest Oil Corp.(1)	2,629	75,163			218,646
Marathon Oil Corp.	2,357	78,842	TOBACCO — 1.0%
PetroQuest Energy, Inc.(1)	10,968	72,827	Lorillard, Inc.	1,019	77,689
Teekay Tankers Ltd., Class A	5,177	69,061	WIRELESS TELECOMMUNICATION SERVICES — 1.1%
World Fuel Services Corp.	1,836	47,828	USA Mobility, Inc.	5,770	85,569
		632,946	TOTAL COMMON STOCKS
PERSONAL PRODUCTS — 1.1%			(Cost $6,385,608)		7,465,415
USANA Health Sciences, Inc.(1)	1,955	81,914	Temporary Cash Investments — 0.8%
PHARMACEUTICALS — 3.1%			JPMorgan U.S. Treasury
AstraZeneca plc ADR	1,550	78,182	Plus Money Market Fund
Eli Lilly & Co.	2,162	76,967	Agency Shares
			(Cost $60,768)	60,768	60,768
Impax Laboratories, Inc.(1)	5,075	83,179
			TOTAL INVESTMENT
		238,328	SECURITIES — 96.9%
PROFESSIONAL SERVICES — 1.0%			(Cost $6,446,376)		7,526,183
Administaff, Inc.	2,973	77,476	OTHER ASSETS AND
SEMICONDUCTORS & SEMICONDUCTOR			LIABILITIES — 3.1%		241,309
EQUIPMENT — 6.3%			TOTAL NET ASSETS — 100.0%		$7,767,492
Advanced Micro Devices, Inc.(1)	9,071	67,942
Analog Devices, Inc.	2,629	78,107	Notes to Schedule of Investments
FSI International, Inc.(1)	18,826	66,644
			ADR = American Depositary Receipt
Intel Corp.	3,645	75,087	(1) Non-income producing.
Kulicke & Soffa Industries, Inc.(1)	8,886	59,714
Mindspeed Technologies, Inc.(1)	8,466	59,855
Texas Instruments, Inc.	3,396	83,847	See Notes to Financial Statements.
		491,196

13

Statement of Assets and Liabilities

JULY 31, 2010
Assets
Investment securities, at value (cost of $6,446,376)	$ 7,526,183
Receivable for investments sold	241,928
Receivable for capital shares sold	357
Dividends and interest receivable	6,942
7,775,410

Liabilities
Accrued management fees	7,810
Distribution and service fees payable	108
7,918

Net Assets	$ 7,767,492

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 18,429,860
Accumulated net realized loss on investment transactions	(11,742,175)
Net unrealized appreciation on investments	1,079,807
$ 7,767,492

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$7,283,053	833,165	$8.74
Institutional Class, $0.01 Par Value	$23,112	2,630	$8.79
Advisor Class, $0.01 Par Value	$405,663	46,749	$8.68
R Class, $0.01 Par Value	$55,664	6,464	$8.61

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED JULY 31, 2010
Investment Income (Loss)
Income:
Dividends	$ 286,434
Interest	228
286,662

Expenses:
Management fees	238,256
Distribution and service fees:
Advisor Class	1,907
R Class	253
Directors’ fees and expenses	804
Other expenses	515
241,735

Net investment income (loss)	44,927

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	4,657,610
Change in net unrealized appreciation (depreciation) on investments	(2,731,618)

Net realized and unrealized gain (loss)	1,925,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,970,919

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2010 AND JULY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 44,927	$ 324,840
Net realized gain (loss)	4,657,610	(11,352,369)
Change in net unrealized appreciation (depreciation)	(2,731,618)	(543,313)
Net increase (decrease) in net assets resulting from operations	1,970,919	(11,570,842)

Distributions to Shareholders
From net investment income:
Investor Class	(291,770)	—
Institutional Class	(482)	—
Advisor Class	(8,616)	—
R Class	(423)	—
Decrease in net assets from distributions	(301,291)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(17,778,083)	(787,651)

Net increase (decrease) in net assets	(16,108,455)	(12,358,493)

Net Assets
Beginning of period	23,875,947	36,234,440
End of period	$ 7,767,492	$ 23,875,947

Undistributed net investment income	—	$300,977

See Notes to Financial Statements.

16

Notes to Financial Statements

JULY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Legacy Multi Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in stocks of small-, medium- and large-sized market capitalization companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

17

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Multi Cap ranges from 0.85% to 1.15% for the Investor Class, Advisor Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended July 31, 2010 was 1.15% for the Investor Class, Advisor Class and R Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2010, are detailed in the Statement of Operations.

18

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2010, were $44,817,628 and $62,815,523, respectively.

4. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2010		Year ended July 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	238,562	$ 2,054,802	1,094,781	$ 8,025,444
Issued in reinvestment of distributions	12,661	109,010	—	—
Redeemed	(2,336,460)	(19,158,326)	(1,195,141)	(9,299,211)
	(2,085,237)	(16,994,514)	(100,360)	(1,273,767)
Institutional Class
Sold	1,055	10,000	2,004	14,930
Issued in reinvestment of distributions	56	482	—	—
Redeemed	(2,000)	(16,140)	(771)	(5,751)
	(889)	(5,658)	1,233	9,179
Advisor Class
Sold	35,320	286,515	148,770	1,018,599
Issued in reinvestment of distributions	1,007	8,616	—	—
Redeemed	(129,442)	(1,082,326)	(73,242)	(539,826)
	(93,115)	(787,195)	75,528	478,773
R Class
Sold	1,656	14,054	1,464	10,537
Issued in reinvestment of distributions	50	423	—	—
Redeemed	(619)	(5,193)	(1,651)	(12,373)
	1,087	9,284	(187)	(1,836)
Net increase (decrease)	(2,178,154)	$(17,778,083)	(23,786)	$ (787,651)

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of July 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended July 31, 2010, the fund did not utilize the program.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$301,291	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,456,743
Gross tax appreciation of investments	$1,172,087
Gross tax depreciation of investments	(102,647)
Net tax appreciation (depreciation) of investments	$1,069,440
Accumulated capital losses	$(11,731,808)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,217,468), $(9,815,450) and $(698,890) expire in 2016, 2017 and 2018, respectively.

21

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreement (with the exception of different effective and termination dates) and did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2010.

For corporate taxpayers, the fund hereby designates $271,866, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2010 as qualified for the corporate dividends received deduction.

22

Financial Highlights

Legacy Multi Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.79	$11.72	$12.60	$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	0.11	(0.02)	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	1.05	(4.04)	(0.69)	2.72	(0.07)
Total From Investment Operations	1.07	(3.93)	(0.71)	2.70	(0.06)
Distributions
From Net Investment Income	(0.12)	—	—	(0.04)	—
From Net Realized Gains	—	—	(0.17)	—	—
Total Distributions	(0.12)	—	(0.17)	(0.04)	—
Net Asset Value, End of Period	$8.74	$7.79	$11.72	$12.60	$9.94

Total Return(3)	13.75%	(33.53)%	(5.78)%	27.21%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.16%	1.15%	1.16%	1.15%	1.15%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.22%	1.42%	(0.17)%	(0.16)%	0.99%(4)
Portfolio Turnover Rate	235%	267%	173%	230%	14%
Net Assets, End of Period (in thousands)	$7,283	$22,726	$35,392	$36,240	$2,801
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

23

Legacy Multi Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.83	$11.76	$12.61	$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.12	(0.01)	0.02	0.02
Net Realized and Unrealized Gain (Loss)	1.06	(4.05)	(0.67)	2.70	(0.08)
Total From Investment Operations	1.10	(3.93)	(0.68)	2.72	(0.06)
Distributions
From Net Investment Income	(0.14)	—	—	(0.05)	—
From Net Realized Gains	—	—	(0.17)	—	—
Total Distributions	(0.14)	—	(0.17)	(0.05)	—
Net Asset Value, End of Period	$8.79	$7.83	$11.76	$12.61	$9.94

Total Return(3)	14.04%	(33.42)%	(5.53)%	27.45%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.96%	0.95%	0.96%	0.95%	0.95%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.42%	1.62%	0.03%	0.04%	1.19%(4)
Portfolio Turnover Rate	235%	267%	173%	230%	14%
Net Assets, End of Period (in thousands)	$23	$28	$27	$633	$497
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

24

Legacy Multi Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$11.67	$12.58	$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	0.07	(0.05)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss)	1.05	(4.01)	(0.69)	2.69	(0.07)
Total From Investment Operations	1.05	(3.94)	(0.74)	2.66	(0.06)
Distributions
From Net Investment Income	(0.10)	—	—	(0.02)	—
From Net Realized Gains	—	—	(0.17)	—	—
Total Distributions	(0.10)	—	(0.17)	(0.02)	—
Net Asset Value, End of Period	$8.68	$7.73	$11.67	$12.58	$9.94

Total Return(4)	13.57%	(33.76)%	(6.03)%	26.83%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.41%	1.40%	1.41%	1.40%	1.40%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.03)%	1.17%	(0.42)%	(0.41)%	0.74%(5)
Portfolio Turnover Rate	235%	267%	173%	230%	14%
Net Assets, End of Period (in thousands)	$406	$1,081	$751	$853	$618
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

25

Legacy Multi Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.67	$11.61	$12.56	$9.93	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.03)	0.07	(0.08)	(0.06)	0.01
Net Realized and Unrealized Gain (Loss)	1.05	(4.01)	(0.70)	2.70	(0.08)
Total From Investment Operations	1.02	(3.94)	(0.78)	2.64	(0.07)
Distributions
From Net Investment Income	(0.08)	—	—	(0.01)	—
From Net Realized Gains	—	—	(0.17)	—	—
Total Distributions	(0.08)	—	(0.17)	(0.01)	—
Net Asset Value, End of Period	$8.61	$7.67	$11.61	$12.56	$9.93

Total Return(3)	13.25%	(33.94)%	(6.36)%	26.58%	(0.70)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.66%	1.65%	1.66%	1.65%	1.65%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.28)%	0.92%	(0.67)%	(0.66)%	0.49%(4)
Portfolio Turnover Rate	235%	267%	173%	230%	14%
Net Assets, End of Period (in thousands)	$56	$41	$65	$641	$497
(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Growth Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Multi Cap Fund, one of the funds constituting American Century Growth Funds, Inc. (the “Corporation”), as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Multi Cap Fund of American Century Growth Funds, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
September 17, 2010

27

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Growth Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Growth Funds, Inc.):

John R. Whitten	For:	34,780,129
	Withhold:	790,090
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, Advisor, and R Classes	For:	18,392,647
	Against:	230,990
	Abstain:	117,713
	Broker Non-Vote:	696,139

Institutional Class	For:	32,421
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

28

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

29

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and Director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment
Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet
Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

30

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

31

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007); Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005). Also serves as: Chief Executive Officer and
Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and
other ACC subsidiaries
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

33

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

34

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

35

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

36

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

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Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Growth Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1009
CL-ANN-69350

Annual Report
July 31, 2010

American Century Investments®

Legacy Focused Large Cap Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Index Total Returns	4

Legacy Focused Large Cap

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	26

Other Information

Proxy Voting Results	27
Management	28
Board Approval of Management Agreements	32
Additional Information	38
Index Definitions	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended July 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Stocks Gained as Economy Improved

The U.S. stock market advanced for the 12-month period ended July 31, 2010, amid signs of a stabilizing economy and improving corporate earnings. Following four consecutive quarters of declining output, gross domestic product (GDP) levels reversed course during the reporting period. Driven by improving conditions in manufacturing, housing, and consumer spending, the economy delivered positive growth in the third and fourth quarters of 2009, as well as the first two quarters of 2010.

Corporate earnings reports also provided cause for optimism. As many companies enacted stringent cost-cutting measures, profit margins improved and earnings levels consistently exceeded analysts’ expectations. In this environment, stocks gained ground for much of the reporting period.

Late Decline Trimmed Gains

During May and June, concerns grew that the sovereign debt problems in Europe might have a ripple effect on the U.S. and other parts of the world. Data released in June raised worries about the sustainability of economic recovery in the U.S. New home sales fell 33% in June to a record low level. The duration of unemployment climbed to 34.4 weeks, the longest wait on record for U.S. workers to find jobs, as the unemployment rate neared a 26-year high. Reacting to the fears, markets retraced earlier gains amid high levels of volatility. In July, though, investor sentiment improved. Although second quarter GDP figures released in July revealed a growth rate of only 2.4%, healthy corporate earnings levels appeared to buoy investors’ moods. Markets rallied in response to favorable earnings reports, with the Dow Jones Industrial Average registering its largest monthly gain in a year.

Despite the market’s stumble in May and June, broad market indices returned approximately 15% for the 12-month reporting period. Mid-cap stocks outperformed small- and large-capitalization issues (see the table below). Value shares outpaced their growth-oriented counterparts across all market capitalizations.

Market Index Total Returns
For the 12 months ended July 31, 2010
U.S. Stocks
Russell 1000 Index (Large-Cap)	14.51%
Russell Midcap Index	23.21%
Russell 2000 Index (Small-Cap)	18.43%
Foreign Stocks
MSCI EAFE (Europe, Australasia, Far East) Index	6.26%
MSCI EM (Emerging Markets) Index	19.92%

Performance

Legacy Focused Large Cap

Total Returns as of July 31, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACFOX	10.14%	-0.93%	5/31/06
S&P 500 Index	—	13.84%	-1.28%	—
Russell 1000 Growth Index	—	13.65%	0.59%	—
Institutional Class	ACFSX	10.33%	-0.73%	5/31/06
Advisor Class	ACFDX	9.78%	-1.18%	5/31/06
R Class	ACFCX	9.59%	-1.43%	5/31/06

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Legacy Focused Large Cap

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	Advisor Class	R Class
1.11%	0.91%	1.36%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund’s investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Legacy Focused Large Cap

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Focused Large Cap returned 10.14%* for the 12 months ended July 31, 2010, lagging the 13.84% return of the portfolio’s benchmark, the S&P 500 Index. The Russell 1000 Growth Index returned 13.65%.

As discussed in the Market Perspective on page 4, U.S. stock indices generally gained during the reporting period amid signs of improving economic conditions and investor sentiment. In an environment of changing and volatile market conditions, Legacy Focused Large Cap’s management team remained focused on the fundamental business prospects of its portfolio investments.

Although Legacy Focused Large Cap delivered solid positive returns for the reporting period, its performance lagged that of its benchmark. The majority of the relative underperformance was attributable to stock decisions in the industrials, health care, and consumer discretionary sectors. Holdings in the consumer staples and information technology sectors partially offset those relative losses.

Industrials, Health Care Led Underperformance

The industrials sector was the largest source of underperformance relative to Legacy Focused Large Cap’s benchmark. Within the sector, poor stock choices in the machinery industry included an overweight stake in Danaher Corp. Although the medical equipment maker posted solid gains amid rising earnings, its share price declined for the time it was held in the portfolio. In the aerospace and defense industry, Legacy Focused Large Cap held detrimental positions in defense contractors Northrop Grumman Corp. and Raytheon Co. Both companies lost ground while they were held in the portfolio despite gaining for the entire reporting period.

The health care sector was another source of underperformance for Legacy Focused Large Cap. Health insurer WellPoint, Inc.’s share price fell amid declines in enrollments and investor concern about the effect of health care reform legislation. Elsewhere in the health care sector, a stake in pharmaceutical company Novartis AG detracted from absolute and relative performance. The company’s share price declined while held in the portfolio due to concerns about health care reform, although it delivered positive returns in the benchmark for the entire period. Similarly, Legacy Focused Large Cap held an overweight position in health care equipment company Stryker Corp., whose share price fell while held in the portfolio but gained for the entire reporting period.

Consumer Discretionary Detracted, Some Financials Holdings Hurt

In the consumer discretionary sector, Legacy Focused Large Cap’s stock choices in the specialty retail industry hurt relative performance. A position in big box electronics chain Best Buy proved detrimental as the company delivered earnings that fell below analysts’ expectations.

*All fund returns referenced in this commentary are for Investor Class shares.

Legacy Focused Large Cap

A stake in TJX Cos., an off-price retailer, also curbed relative returns. The company fared well for the entire reporting period, but delivered only modest gains while it was held in the portfolio.

The portfolio’s underperformance in the financials sector reflected stakes in several foreign commercial banks, including Spanish banking group Banco Bilbao Vizcaya Argentaria. Companies in this group suffered from weak earnings levels amid provisions for bad loans and write-downs on assets.

Consumer Staples, Information Technology Helped

The consumer staples sector was the largest contributing sector to returns relative to the benchmark. Within the sector, holdings in the tobacco industry group added meaningfully to gains. Stock selection in the beverages group also helped absolute and relative returns. The portfolio derived gains from Brazil-based Cia de Bebidas das Americas (Ambev), the world’s fourth largest beverage company. The company, which distributes Pepsi in Latin America, saw solid revenue growth as it benefited from growing Latin American economies.

Holdings in the information technology sector benefited absolute and relative performance. Within the sector, the portfolio held a substantial overweight stake in personal computer maker Apple, Inc. The company announced higher-than-expected earnings due to solid sales growth in its iPhone and iPad devices during the period.

A stake in virtualization software maker VMware also contributed to absolute and relative performance. The company, which is not represented in the benchmark, announced earnings that exceeded analysts’ expectations, amid escalating demand. Also in the technology sector, Legacy Focused Large Cap held a position in internet search company Baidu, which is not represented in the benchmark. Baidu’s share price gained as it demonstrated strong growth in paid advertising for its traditional and wireless internet search platforms in China.

Outlook

We remain cautiously optimistic in our market outlook. Although markets delivered solid performance in the past 12 months, we continue to look for more meaningful and sustainable improvements in economic conditions. Regardless of conditions, Legacy Focused Large Cap employs financial acceleration and price momentum screens to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large-cap investment opportunities across the growth and value spectrums.

Legacy Focused Large Cap

Top Ten Holdings
% of net assets
as of 7/31/10
Cognizant Technology Solutions Corp., Class A	4.1%
Enterprise Products Partners LP	4.1%
VMware, Inc., Class A	3.9%
Activision Blizzard, Inc.	3.8%
Intuit, Inc.	3.7%
Broadcom Corp., Class A	3.7%
E.I. du Pont de Nemours & Co.	3.6%
AstraZeneca plc ADR	3.6%
Time Warner, Inc.	3.6%
Reynolds American, Inc.	3.6%

Top Five Industries
% of net assets
as of 7/31/10
Software	11.4%
Tobacco	10.3%
Semiconductors & Semiconductor Equipment	10.0%
Pharmaceuticals	7.1%
Insurance	6.5%

Types of Investments in Portfolio
% of net assets
as of 7/31/10
Domestic Common Stocks	84.5%
Foreign Common Stocks*	12.8%
Total Common Stocks	97.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	1.9%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	2/1/10	7/31/10	2/1/10 – 7/31/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,009.90	$5.58	1.12%
Institutional Class	$1,000	$1,011.00	$4.59	0.92%
Advisor Class	$1,000	$1,008.90	$6.82	1.37%
R Class	$1,000	$1,007.80	$8.06	1.62%
Hypothetical
Investor Class	$1,000	$1,019.24	$5.61	1.12%
Institutional Class	$1,000	$1,020.23	$4.61	0.92%
Advisor Class	$1,000	$1,018.00	$6.85	1.37%
R Class	$1,000	$1,016.76	$8.10	1.62%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Legacy Focused Large Cap

JULY 31, 2010

Shares		Value		Shares	Value
Common Stocks — 97.3%			SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 10.0%
BEVERAGES — 3.0%			Broadcom Corp., Class A	10,718	$ 386,170
PepsiCo, Inc.	4,872	$ 316,241	Intel Corp.	14,038	289,183
CHEMICALS — 3.6%			Texas Instruments, Inc.	14,509	358,227
E.I. du Pont de Nemours & Co.	9,278	377,336			1,033,580
COMPUTERS & PERIPHERALS — 3.5%			SOFTWARE — 11.4%
Apple, Inc.(1)	1,420	365,295
			Activision Blizzard, Inc.	32,856	390,329
DIVERSIFIED TELECOMMUNICATION			Intuit, Inc.(1)	9,738	387,085
SERVICES — 3.5%
			VMware, Inc., Class A(1)	5,203	403,389
BT Group plc ADR	16,111	360,564
ELECTRIC UTILITIES — 3.3%					1,180,803
Southern Co.	9,751	344,503	SPECIALTY RETAIL — 3.5%
FOOD PRODUCTS — 2.8%			AutoZone, Inc.(1)	1,736	367,285
Hershey Co. (The)	6,103	286,841	TOBACCO — 10.3%
HEALTH CARE PROVIDERS & SERVICES — 5.3%			Altria Group, Inc.	16,339	362,072
McKesson Corp.	5,231	328,611	Lorillard, Inc.	4,480	341,555
UnitedHealth Group, Inc.	7,339	223,473	Reynolds American, Inc.	6,391	369,528
		552,084			1,073,155
HOTELS, RESTAURANTS & LEISURE — 3.4%			TOTAL COMMON STOCKS
			(Cost $9,373,610)		10,114,151
McDonald’s Corp.	5,104	355,902
HOUSEHOLD PRODUCTS — 3.4%			Temporary Cash Investments — 0.8%
Kimberly-Clark Corp.	5,565	356,828	JPMorgan U.S. Treasury
INSURANCE — 6.5%			Plus Money Market Fund
			Agency Shares
ACE Ltd.	6,809	361,422	(Cost $81,814)	81,814	81,814
American International			TOTAL INVESTMENT
Group, Inc.(1)	8,269	318,108	SECURITIES — 98.1%
		679,530	(Cost $9,455,423)		10,195,965
IT SERVICES — 4.1%			OTHER ASSETS
Cognizant Technology Solutions			AND LIABILITIES — 1.9%		194,283
Corp., Class A(1)	7,737	422,131	TOTAL NET ASSETS — 100.0%		$10,390,248
MACHINERY — 2.7%
Eaton Corp.	3,586	281,358	Geographic Diversification
MEDIA — 3.6%			(as a % of net assets)
Time Warner, Inc.	11,787	370,819	United States		84.5%
METALS & MINING — 2.2%			United Kingdom		7.1%
Teck Resources Ltd., Class B	6,455	227,539	Switzerland		3.5%
OIL, GAS & CONSUMABLE FUELS — 4.1%			Canada		2.2%
Enterprise Products Partners LP	11,119	420,187	Cash and Equivalents*		2.7%
PHARMACEUTICALS — 7.1%			*Includes temporary cash investments and other assets and liabilities.
AstraZeneca plc ADR	7,457	376,131
Eli Lilly & Co.	10,282	366,039	Notes to Schedule of Investments
		742,170	ADR = American Depositary Receipt
			(1) Non-income producing.

			See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2010
Assets
Investment securities, at value (cost of $9,455,423)			$ 10,195,965
Receivable for investments sold			202,284
Receivable for capital shares sold			1,557
Dividends and interest receivable			17,856
			10,417,662

Liabilities
Payable for capital shares redeemed			17,690
Accrued management fees			9,700
Distribution and service fees payable			24
			27,414

Net Assets			$ 10,390,248

Net Assets Consist of:
Capital (par value and paid-in surplus)			$ 23,799,111
Undistributed net investment income			136,554
Accumulated net realized loss on investment transactions			(14,285,959)
Net unrealized appreciation on investments			740,542
			$ 10,390,248

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$10,272,452	1,123,161	$9.15
Institutional Class, $0.01 Par Value	$34,272	3,735	$9.18
Advisor Class, $0.01 Par Value	$67,505	7,429	$9.09
R Class, $0.01 Par Value	$16,019	1,774	$9.03

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $274)	$ 290,649
Interest	65
290,714

Expenses:
Management fees	138,829
Distribution and service fees:
Advisor Class	289
R Class	80
Directors’ fees and expenses	456
Other expenses	922
140,576

Net investment income (loss)	150,138

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	3,001,258
Change in net unrealized appreciation (depreciation) on investments	(1,707,089)

Net realized and unrealized gain (loss)	1,294,169

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,444,307

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2010 AND JULY 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 150,138	$ 130,350
Net realized gain (loss)	3,001,258	(12,672,591)
Change in net unrealized appreciation (depreciation)	(1,707,089)	865,762
Net increase (decrease) in net assets resulting from operations	1,444,307	(11,676,479)

Distributions to Shareholders
From net investment income:
Investor Class	(4,406)	—
Institutional Class	(99)	—
Decrease in net assets from distributions	(4,505)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(4,837,158)	(14,631,232)

Net increase (decrease) in net assets	(3,397,356)	(26,307,711)

Net Assets
Beginning of period	13,787,604	40,095,315
End of period	$10,390,248	$ 13,787,604

Undistributed net investment income	$136,554	$4,318

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Legacy Focused Large Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in stocks of large-sized market capitalization companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Focused Large Cap ranges from 0.80% to 1.10% for the Investor Class, Advisor Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended July 31, 2010 was 1.10% for the Investor Class, Advisor Class and R Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2010, were $29,839,863 and $34,693,462, respectively.

4. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2010		Year ended July 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	223,642	$ 2,035,437	765,356	$ 6,942,393
Issued in reinvestment of distributions	450	4,273	—	—
Redeemed	(736,295)	(6,781,022)	(2,067,372)	(18,708,181)
	(512,203)	(4,741,312)	(1,302,016)	(11,765,788)
Institutional Class
Sold	1,597	14,965	33,692	376,880
Issued in reinvestment of distributions	10	99	—	—
Redeemed	(1,750)	(15,638)	(341,286)	(2,621,563)
	(143)	(574)	(307,594)	(2,244,683)
Advisor Class
Sold	—	—	3,850	37,352
Redeemed	(10,263)	(95,418)	(64,880)	(618,858)
	(10,263)	(95,418)	(61,030)	(581,506)
R Class
Sold	15	146	239	2,076
Redeemed	—	—	(3,849)	(41,331)
	15	146	(3,610)	(39,255)
Net increase (decrease)	(522,594)	$(4,837,158)	(1,674,250)	$(14,631,232)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of July 31, 2010, the valuation inputs used to determine the fair value of the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended July 31, 2010, the fund did not utilize the program.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund is considered nondiversified which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$4,505	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,442,720
Gross tax appreciation of investments	$ 859,912
Gross tax depreciation of investments	(106,667)
Net tax appreciation (depreciation) of investments	$ 753,245
Undistributed ordinary income	$136,554
Accumulated capital losses	$(14,298,662)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(9,957,444) and $(4,341,218) expire in 2017 and 2018, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved by fund shareholders. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreement (with the exception of different effective and termination dates) and did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2010.

For corporate taxpayers, the fund hereby designates $4,505, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2010 as qualified for the corporate dividends received deduction.

Financial Highlights

Legacy Focused Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.31	$12.03	$12.51	$10.11	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.06	0.02	0.12	0.01
Net Realized and Unrealized Gain (Loss)	0.73	(3.78)	0.15	2.34	0.10
Total From Investment Operations	0.84	(3.72)	0.17	2.46	0.11
Distributions
From Net Investment Income	—(3)	—	(0.07)	(0.06)	—
From Net Realized Gains	—	—	(0.46)	—	—
From Tax Return of Capital	—	—	(0.12)	—	—
Total Distributions	—(3)	—	(0.65)	(0.06)	—
Net Asset Value, End of Period	$9.15	$8.31	$12.03	$12.51	$10.11

Total Return(4)	10.14%	(30.92)%	0.49%	24.44%	1.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.11%	1.11%	1.11%	1.10%	1.10%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.19%	0.65%	0.13%	1.24%	0.88%(5)
Portfolio Turnover Rate	242%	305%	188%	255%	30%
Net Assets, End of Period (in thousands)	$10,272	$13,594	$35,334	$8,614	$3,669

(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5)	Annualized.

See Notes to Financial Statements.

Legacy Focused Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.34	$12.04	$12.53	$10.11	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.06	0.06	0.18	0.02
Net Realized and Unrealized Gain (Loss)	0.73	(3.76)	0.13	2.31	0.09
Total From Investment Operations	0.86	(3.70)	0.19	2.49	0.11
Distributions
From Net Investment Income	(0.02)	—	(0.08)	(0.07)	—
From Net Realized Gains	—	—	(0.46)	—	—
From Tax Return of Capital	—	—	(0.14)	—	—
Total Distributions	(0.02)	—	(0.68)	(0.07)	—
Net Asset Value, End of Period	$9.18	$8.34	$12.04	$12.53	$10.11

Total Return(3)	10.33%	(30.73)%	0.61%	24.78%	1.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.91%	0.91%	0.91%	0.90%	0.90%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.39%	0.85%	0.33%	1.44%	1.08%(4)
Portfolio Turnover Rate	242%	305%	188%	255%	30%
Net Assets, End of Period (in thousands)	$34	$32	$3,751	$3,561	$758

(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4)	Annualized.

See Notes to Financial Statements.

Legacy Focused Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.28	$12.01	$12.49	$10.11	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.03	(0.01)	0.10	0.01
Net Realized and Unrealized Gain (Loss)	0.73	(3.76)	0.14	2.33	0.10
Total From Investment Operations	0.81	(3.73)	0.13	2.43	0.11
Distributions
From Net Investment Income	—	—	(0.05)	(0.05)	—
From Net Realized Gains	—	—	(0.46)	—	—
From Tax Return of Capital	—	—	(0.10)	—	—
Total Distributions	—	—	(0.61)	(0.05)	—
Net Asset Value, End of Period	$9.09	$8.28	$12.01	$12.49	$10.11

Total Return(3)	9.78%	(31.06)%	0.24%	24.07%	1.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.36%	1.36%	1.36%	1.35%	1.35%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.94%	0.40%	(0.12)%	0.99%	0.63%(4)
Portfolio Turnover Rate	242%	305%	188%	255%	30%
Net Assets, End of Period (in thousands)	$68	$146	$945	$960	$845

(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4)	Annualized.

See Notes to Financial Statements.

Legacy Focused Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.24	$11.99	$12.47	$10.10	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	—(3)	0.01	0.07	0.01
Net Realized and Unrealized Gain (Loss)	0.73	(3.75)	0.08	2.33	0.09
Total From Investment Operations	0.79	(3.75)	0.09	2.40	0.10
Distributions
From Net Investment Income	—	—	(0.04)	(0.03)	—
From Net Realized Gains	—	—	(0.46)	—	—
From Tax Return of Capital	—	—	(0.07)	—	—
Total Distributions	—	—	(0.57)	(0.03)	—
Net Asset Value, End of Period	$9.03	$8.24	$11.99	$12.47	$10.10

Total Return(4)	9.59%	(31.28)%	(0.02)%	23.82%	1.00%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.61%	1.61%	1.61%	1.60%	1.60%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.69%	0.15%	(0.37)%	0.74%	0.38%(5)
Portfolio Turnover Rate	242%	305%	188%	255%	30%
Net Assets, End of Period (in thousands)	$16	$14	$64	$938	$758

(1)	May 31, 2006 (fund inception) through July 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Growth Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Focused Large Cap Fund, one of the funds constituting American Century Growth Funds, Inc. (the “Corporation”), as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Focused Large Cap Fund of American Century Growth Funds, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
September 17, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Growth Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Growth Funds, Inc.):

John R. Whitten	For:	34,780,129
	Withhold:	790,090
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, Advisor, and R Classes	For:	7,937,696
	Against:	286,383
	Abstain:	87,659
	Broker Non-Vote:	1,085,856

Institutional Class	For:	42,895
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments,
LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of
Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly,
Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest
Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in
Biology, Georgetown University; formerly, Senior Vice President and Director of
Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment
Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis
University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer,
Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State
University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly,
Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President,
Process Excellence, Sprint Corporation (telecommunications company) (January
2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet
Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting,
University of Kansas; CPA; formerly, Senior Vice President of Financial Services and
Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation;
formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp.
(industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State
University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial
Technologies, Inc.; thirteen years of experience with accounting firm Deloitte &
Touche LLP

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007); Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005). Also serves as: Chief Executive Officer and
Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and
other ACC subsidiaries
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present), General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2000	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 – Present)
(1960)	since 2005

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Agreement at a meeting held on June 16, 2010.

The Interim Agreement and the Current Agreement are substantially identical to the Prior Agreement except for their effective dates and the termination provisions of the Interim Agreement. Under the Current Agreement, the Advisor will provide the same services as provided by the Advisor, be subject to the same duties, and receive the same compensation rate as under the Prior Agreement.

Basis for Board Approval of Interim Agreement

In considering the approval of the Interim Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

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American Century Growth Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1009
CL-ANN-69348

ITEM 2. CODE OF ETHICS.

(a)		The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)		No response required.

(c)		None.

(d)		None.

(e)		Not applicable.

(f)		The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2)	James A. Olson, Andrea C. Hall and Thomas A. Brown are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)	(3)	Not applicable.

(b)		No response required.

(c)		No response required.

(d)		No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)		Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009: $44,065
FY 2010: $42,012

(b)		Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2009 : $0
FY 2010 : $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009 : $0
FY 2010 : $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009 : $0
FY 2010 : $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009 : $0
FY 2010 : $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2009 : $0
FY 2010 : $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009 : $0
FY 2010 : $0

(e) (1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-
01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009: $81,217
FY 2010: $60,027

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)		The registrant's principal executive officer and principal financial officer have concluded that the
		registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
		Company Act of 1940) are effective based on their evaluation of these controls and procedures as
		of a date within 90 days of the filing date of this report.

(b)		There were no changes in the registrant's internal control over financial reporting (as defined in
		Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's
		second fiscal quarter of the period covered by this report that have materially affected, or are
		reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure
		required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
		Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
		on September 29, 2005.

(a)	(2)	Separate certifications by the registrant’s principal executive officer and principal financial
		officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
		Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)	(3)	Not applicable.

(b)		A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
		Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
		99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 29, 2010